UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT: (DATE OF EARLIEST EVENT REPORTED):  APRIL 27, 2004

                         COMMISSION FILE NO.:  000-50399


                     BATTLE MOUNTAIN GOLD EXPLORATION CORP.
                     --------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                  NEVADA                                  86-1066675
---------------------------------------------  --------------------------------
(STATE OR OTHER JURISDICTION OF INCORPORATION) (IRS EMPLOYER IDENTIFICATION NO.)


   444 EAST COLUMBIA STREET, NEW WESTMINSTER,BRITISH COLUMBIA, CANADA V3L 3C5
   --------------------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (604) 522-2104
                                 --------------
                            (ISSUER TELEPHONE NUMBER)


                              HUDSON VENTURES INC.
                              --------------------
                            (FORMER NAME AND ADDRESS)

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ITEM 5.          OTHER EVENTS

Effective April 27, 2004, the Registrant changed its name to Battle Mountain Gold Exploration Corp., affected a 10:1 forward stock split, increased the authorized shares to Two Hundred Million (200,000,000) shares of common stock, reauthorized the par value of $.001 per share of common stock, reauthorized Ten Million (10,000,000) shares of preferred stock and reauthorized the par value of $.001 per share of preferred stock. As a result of the name change, the Registrant's common stock will trade under the new stock symbol "BMGX" beginning on Tuesday, April 27, 2004.

On April 15, 2004, the Registrant filed articles of amendment with the Nevada Secretary of State to amend its articles as mentioned above. The number of shares of the Registrant outstanding at the time of the adoption of the foregoing was 2,687,000 and the number of shares entitled to vote thereon was the same. The number of shares consenting to the action was 1,540,000. The shareholders consenting to the action represented a majority of the issued and outstanding shares.

On April 19, 2004, Dana Neill Upton resigned as a Director of the Registrant and as the Registrant's President, Secretary, Treasurer and, in every other capacity in which he held an office, as Officer, which resignation was accepted by the Registrant's Board of Directors. On that same day, the Registrant's Board of Directors, appointed Mark Kucher as a Director to fill the vacancy on the Board of Directors, and as the Registrant's President, Chief Executive Officer, Secretary and Treasurer.

ITEM  7.          FINANCIAL  STATEMENTS  AND  EXHIBITS

c)     Exhibits:

3.1     Certificate  of  Amendment  to  the  Articles  of  Incorporation

                                   Signatures

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Battle Mountain Gold Exploration Corp.

April 27, 2004


/s/ Mark Kucher
-----------------------------
Mark Kucher
Chief Executive Officer

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Exhibit 3.1

              Certificate of Amendment to Articles of Incorporation
              -----------------------------------------------------
                         For Nevada Profit Corporations
                         ------------------------------
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:     HUDSON VENTURES INC.

2. The articles have been amended as follows (provide article numbers, if available):

ARTICLE ONE. (NAME)
The name of the corporation is BATTLE MOUNTAIN GOLD EXPLORATION CORP.

ARTICLE FOUR. (CAPITAL STOCK)
The capitalization of the corporation is amended to reflect a 10:1 forward stock split, to increase the authorized shares to Two Hundred Million (200,000,000) shares of common stock, to reauthorize the par value of $.001 per share of common stock, to reauthorize Ten Million (10,000,000) shares of preferred stock and to reauthorize the par value of $.001 per share of preferred stock.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: Majority, 1,540,000 shares.

4. Effective date of filing (optional):

5. Officer Signature: /s/ Dana Neill Upton
                      --------------------

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